UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2018

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

Pursuant to an Agreement and Plan of Merger dated February 22, 2018 (the “Merger Agreement”) among Blue Buffalo Pet Products, Inc., a Delaware corporation (“Blue Buffalo”), General Mills Inc., a Delaware corporation (“General Mills”), and Bravo Merger Corp., a Delaware corporation and a wholly-owned subsidiary of General Mills (“Merger Sub”), Merger Sub merged with and into Blue Buffalo (the “Merger”), with Blue Buffalo surviving the Merger as a wholly-owned subsidiary of General Mills. The Merger became effective on April 24, 2018 (the “Effective Time”).

At the Effective Time, in accordance with the Merger Agreement, among other things, (i) each issued and outstanding share of common stock of Blue Buffalo, par value $0.01 per share (the “Common Stock”), was converted into the right to receive $40.00 in cash, without interest (the “Merger Consideration”), other than shares of the Common Stock held by General Mills, Merger Sub or any other wholly-owned subsidiary of General Mills, shares owned by Blue Buffalo (including shares held in treasury) or any of its wholly-owned subsidiaries, and shares owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law, (ii) each stock option of Blue Buffalo, whether vested or unvested, that was outstanding immediately prior to the Effective Time was cancelled automatically and only entitles the holder of such stock option to receive, without interest, an amount in cash equal to the product of (x) the total number of shares of Common Stock subject to the stock option multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such stock option, less applicable tax withholding and (iii) each restricted stock unit of Blue Buffalo outstanding immediately prior to the Effective Time, whether vested or unvested, was automatically cancelled and only entitles the holder thereof to receive, without interest, an amount in cash equal to the product of (x) the total number of shares of Common Stock subject to the restricted stock unit multiplied by (y) the Merger Consideration, less applicable tax withholding. Immediately prior to the Effective Time, the holding restrictions applicable to each share of restricted stock of Blue Buffalo outstanding immediately prior to the Effective Time automatically expired and each such share of restricted stock was converted into the right to receive the Merger Consideration.

The foregoing description of the Merger does not purport to be complete is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to General Mills’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2018, and which is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about General Mills or Blue Buffalo or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about General Mills or Blue Buffalo in their public reports filed with the SEC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the respective parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in General Mills’ or Blue Buffalo’s respective public disclosures.

In connection with the Merger and in order to finance a portion of the Merger Consideration and related fees and expenses in connection therewith, General Mills previously (i) completed an offering of 22,727,273 shares of its common stock, par value $0.10 per share, at a public offering price of $44.00 per share (the “Equity Offering”), and (ii) completed an offering of $850,000,000 principal amount of its Floating Rate Notes due 2021, $400,000,000 principal amount of its Floating Rate Notes due 2023, $600,000,000 principal amount of its 3.200% Notes due 2021, $850,000,000 principal amount of its 3.700% Notes due 2023, $800,000,000 principal amount of its 4.000% Notes due 2025, $1,400,000,000 principal amount of its 4.200% Notes due 2028, $500,000,000 principal amount of its 4.550% Notes due 2038 and $650,000,000 principal amount of its 4.700% Notes due 2048 (the “Notes Offering”). For more information regarding the Equity Offering and the Notes Offering, please see General Mills’ Current Reports on Form 8-K filed on April 2, 2018 and April 17, 2018, each of which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on April 24, 2018, the Merger was completed pursuant to Section 251 of the DGCL and Blue Buffalo became a wholly-owned subsidiary of General Mills.

The source of funds used in connection with the Merger include cash and cash equivalents on hand, the incurrence of debt under General Mills’ U.S. commercial paper program, proceeds from the Equity Offering and proceeds from the Notes Offering.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to General Mills’ Current Report on Form 8-K filed with the SEC on February 23, 2018, and which is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about General Mills or Blue Buffalo or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about General Mills or Blue Buffalo in their public reports filed with the SEC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the respective parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in General Mills’ or Blue Buffalo’s respective public disclosures.

Item 7.01	Regulation FD Disclosure.

On April 24, 2018, General Mills issued a press release announcing the completion of the Merger. A copy of such press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, (i) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose; and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of Blue Buffalo required by this Item are not included in this Current Report on Form 8-K. Such financial statements will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated February 22, 2018, by and among General Mills, Inc., Blue Buffalo Pet Products, Inc. and Bravo Merger Corp. (incorporated by reference to Exhibit 2.1 to General Mills, Inc.’s Current Report on Form 8-K filed with the SEC on February 23, 2018).

99.1	Press release dated April 24, 2018, issued by General Mills, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2018

GENERAL MILLS, INC.

By:	/s/ Brett M. White
Name: Brett M. White Title: Vice President, Treasurer